UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASH SERIES M FUND

FORM N-Q

JULY 31, 2014

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 35.7%
FHLMC - 4.6%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	8/18/29-8/12/44	$6,300,000	$6,426,966	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	2/1/32	4,695	5,025	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35-12/1/38	146,180	162,117
Federal Home Loan Mortgage Corp. (FHLMC)	2.423%	5/1/37	134,297	143,343	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	358,541	404,318
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	676,233	758,415
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	4/1/43-8/1/43	286,663	301,033
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	103,302	117,147
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	12/1/38	767,047	854,825
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	110,581	123,063
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	4/1/43	578,769	589,692
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43-7/1/43	571,012	603,343
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	8/12/44	4,000,000	3,918,156	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.502%	3/1/33	152,406	163,969	(b)

Total FHLMC				14,571,412

FNMA - 16.9%
Federal National Mortgage Association (FNMA)	3.000%	8/18/29-8/12/44	12,200,000	12,520,088	(a)
Federal National Mortgage Association (FNMA)	4.500%	11/1/31-11/1/41	874,541	945,407
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	26,017	26,131	(b)
Federal National Mortgage Association (FNMA)	1.813%	1/1/33	53,853	56,487	(b)
Federal National Mortgage Association (FNMA)	6.000%	4/1/33-12/1/47	677,097	753,768
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-5/1/41	1,424,310	1,576,994
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	105,454	117,508
Federal National Mortgage Association (FNMA)	6.500%	11/1/37-5/1/40	1,874,447	2,106,348
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	149,933	169,961
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-5/1/43	2,768,273	2,817,993
Federal National Mortgage Association (FNMA)	4.000%	10/1/42-7/1/43	2,709,155	2,858,947
Federal National Mortgage Association (FNMA)	4.000%	8/12/44	18,400,000	19,351,122	(a)
Federal National Mortgage Association (FNMA)	4.500%	8/12/44	2,700,000	2,907,837	(a)
Federal National Mortgage Association (FNMA)	5.000%	8/12/44	6,300,000	6,948,705	(a)

Total FNMA				53,157,296

GNMA - 14.2%
Government National Mortgage Association (GNMA)	6.000%	8/20/37-12/20/41	2,581,408	2,931,765
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	1,242,160	1,354,076
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	125,111	138,533
Government National Mortgage Association (GNMA)	3.500%	8/21/44	2,400,000	2,472,516	(a)
Government National Mortgage Association (GNMA) II	6.000%	7/20/38-6/20/41	2,386,093	2,689,567
Government National Mortgage Association (GNMA) II	4.500%	4/20/41-7/20/41	7,895,040	8,604,058
Government National Mortgage Association (GNMA) II	3.500%	8/21/44	7,200,000	7,429,923	(a)
Government National Mortgage Association (GNMA) II	4.000%	8/21/44	3,000,000	3,178,980	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 14.2% (continued)
Government National Mortgage Association (GNMA) II	4.500%	8/21/44	$14,600,000	$15,862,443	(a)

Total GNMA				44,661,861

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $112,504,558)				112,390,569

ASSET-BACKED SECURITIES - 17.8%
ACAS CLO Ltd., 2014-1A A	1.755%	7/18/26	1,000,000	1,000,000	(b)(c)(d)
ACE Securities Corp., 2005-SD3 A	0.555%	8/25/45	483	483	(b)
ACE Securities Corp., 2006-GP1 A	0.415%	2/25/31	49,180	46,891	(b)
Adams Mill CLO Ltd., 2014-1A A2	1.665%	7/15/26	1,000,000	997,500	(b)(c)(d)
AFC Home Equity Loan Trust, 2002-2 2A	0.855%	6/25/30	26,052	22,740	(b)
Ameriquest Mortgage Securities Inc., 2005-R9 A2C	0.505%	11/25/35	1,221,633	1,148,752	(b)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.715%	1/1/32	50,994	45,624	(b)
Apidos CDO, 2013-16A B	3.034%	1/19/25	1,650,000	1,625,250	(b)(c)(d)
Apidos CDO, 2014-18A A1	1.646%	7/22/26	1,000,000	997,909	(b)(d)
Argent Securities Inc., 2003-W3 M1	1.277%	9/25/33	218,988	213,616	(b)
Argent Securities Inc., 2004-W5 AV3B	1.052%	4/25/34	214,501	209,383	(b)
Argent Securities Inc., 2006-M3 A2C	0.315%	10/25/36	5,481,461	2,538,796	(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.734%	3/12/26	1,000,000	1,000,987	(b)(d)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	433,840	459,869	(b)
Bayview Financial Asset Trust, 2007-SR1A M2	1.055%	3/25/37	1,045,953	862,911	(b)(d)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.432%	2/25/36	31,410	31,178	(b)
Carlyle Global Market Strategies, 2013-4A C	3.034%	10/15/25	250,000	245,343	(b)(d)
Carlyle Global Market Strategies, 2014-2A A	1.766%	5/15/25	1,500,000	1,500,000	(b)(c)(d)
CDC Mortgage Capital Trust, 2002-HE1 A	0.775%	1/25/33	21,795	21,238	(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.895%	10/25/32	7,725	7,324	(b)
CIFC Funding Ltd., 2014-3A A	1.642%	7/22/26	750,000	750,000	(b)(d)
CIT Group Securitization Corp., 1995-2 B	7.650%	5/15/26	1,484,281	1,551,905
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 M1	0.425%	8/25/36	3,970,000	3,231,004	(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.815%	4/25/32	56,181	38,775	(b)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.654%	8/26/33	104,694	90,365	(b)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.485%	7/25/36	146,991	110,500	(b)(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.055%	10/25/47	52,601	46,355	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.355%	2/25/37	176,714	114,692	(b)(d)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.432%	2/15/34	17,697	15,740	(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	863,000	918,635	(d)
CWABS Revolving Home Equity Loan Trust, 2004-S 1A	0.392%	2/15/30	1,346,427	1,180,142	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.705%	3/25/31	67,913	66,810	(b)(d)
EMC Mortgage Loan Trust, 2006-A A1	0.605%	12/25/42	236,141	223,487	(b)(d)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.102%	10/25/35	2,720,000	2,281,574	(b)
Flatiron CLO Ltd., 2013-1A B	2.983%	1/17/26	250,000	244,650	(b)(c)(d)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.905%	2/25/31	41,837	40,369	(b)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.365%	11/25/36	62,611	53,741	(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.335%	12/25/36	66,523	58,164	(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.916%	3/18/29	265,000	236,257	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.529%	6/19/29	400,000	356,855	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.653%	2/20/30	200,000	178,105	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.654%	2/20/32	100,000	92,485	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 17.8% (continued)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	$550,000	$501,375	(b)
GSAMP Trust, 2003-SEA A1	0.555%	2/25/33	85,865	80,758	(b)
GSAMP Trust, 2004-AR1 M1	1.130%	6/25/34	2,150,000	2,021,886	(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.452%	9/25/36	418,002	398,584	(b)(d)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	100,000	102,011	(d)
Jamestown CLO Ltd., 2014-4A A1C	1.664%	7/15/26	1,500,000	1,494,000	(b)(d)
Lehman XS Trust, 2005-5N 1A1	0.455%	11/25/35	67,923	60,573	(b)
Lehman XS Trust, 2006-2N 1A1	0.415%	2/25/46	85,014	64,359	(b)
Lehman XS Trust, 2006-4N A2A	0.375%	4/25/46	192,441	142,866	(b)
MASTR Asset-Backed Securities Trust, 2003-OPT1 M2	2.930%	12/25/32	600,581	587,101	(b)
MASTR Asset-Backed Securities Trust, 2006-HE4 A3	0.305%	11/25/36	4,433,060	2,062,184	(b)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.245%	12/25/36	45,522	26,475	(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.704%	4/15/26	830,000	830,000	(b)(c)(d)
Origen Manufactured Housing, 2006-A A2	2.561%	10/15/37	1,103,692	980,859	(b)
Origen Manufactured Housing, 2007-A A2	2.395%	4/15/37	1,419,337	1,276,933	(b)
OZLM Ltd., 2014-7A A1B	1.745%	7/17/26	500,000	499,200	(b)(c)(d)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.935%	1/25/31	10,954	7,508	(b)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.695%	8/25/31	14,657	10,018	(b)
RAAC Series, 2006-RP3 A	0.425%	5/25/36	429,561	385,020	(b)(d)
RAAC Series, 2006-SP1 M1	0.555%	9/25/45	2,160,000	1,762,109	(b)
RAAC Series, 2007-RP1 A	0.445%	5/25/46	150,299	136,024	(b)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	1.015%	6/25/33	10,712	10,200	(b)
Renaissance Home Equity Loan Trust, 2003-2 A	1.032%	8/25/33	688,402	651,399	(b)
Renaissance Home Equity Loan Trust, 2007-3 AV2	1.155%	9/25/37	482,075	388,529	(b)
Renaissance Home Equity Loan Trust, 2007-3 AV3	1.955%	9/25/37	2,110,632	1,738,325	(b)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.055%	11/25/32	3,778	3,257	(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.835%	3/25/33	1,754	1,572	(b)
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.805%	9/25/34	1,022,285	961,468	(b)
Residential Asset Mortgage Products Inc., 2006-RZ4 A3	0.425%	10/25/36	1,470,000	1,232,918	(b)
Residential Funding Securities Corp., 2002-RP2 A1	1.655%	10/25/32	5,580	5,163	(b)(d)
Saranac CLO Ltd., 2014-2A B	2.283%	2/20/25	250,000	245,625	(b)(d)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.295%	5/25/36	22,212	13,008	(b)
Shackleton CLO Ltd., 2013-4A B1	2.234%	1/13/25	900,000	899,910	(b)(c)(d)
Shackleton CLO Ltd., 2013-4A C	3.234%	1/13/25	250,000	245,500	(b)(c)(d)
Sound Point CLO Ltd., 2014-1A B1	2.134%	4/18/26	1,500,000	1,466,535	(b)(d)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.495%	7/25/29	2,393	2,179	(b)
Structured Asset Investment Loan Trust, 2005-HE1 M2	0.875%	7/25/35	2,300,000	1,876,122	(b)
Structured Asset Securities Corp., 2001-SB1 A2	3.375%	8/25/31	1,354,090	1,338,826
Structured Asset Securities Corp., 2004-SC1	8.411%	12/25/29	27,223	26,479	(b)(d)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.902%	3/25/35	33,559	33,654	(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.815%	2/25/35	657,143	654,555	(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.295%	5/25/47	100,000	90,239	(b)
Structured Asset Securities Corp., 2007-TC1 A	0.455%	4/25/31	38,124	35,952	(b)(d)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.585%	3/25/37	360,149	353,458	(b)(d)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	138,258	142,903
Venture CDO Ltd., 2013-15A B1	2.284%	7/15/25	1,800,000	1,785,240	(b)(c)(d)
Venture CDO Ltd., 2013-15A C	3.334%	7/15/25	500,000	498,600	(b)(c)(d)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	3,130,000	3,114,158	(b)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $52,136,617)				56,102,021

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 23.1%
ACRE Commercial Mortgage Trust	4.551%	6/15/30	$690,000	$703,999	(b)(d)
American Home Mortgage Assets, 2006-2 2A1	0.345%	9/25/46	73,456	55,088	(b)
American Home Mortgage Investment Trust, 2005-1 1A3	0.465%	6/25/45	3,866,060	3,141,653	(b)
ARM Trust, 2005-10 1A21	2.655%	1/25/36	22,984	20,185	(b)
Banc of America Commercial Mortgage Inc., 2006-5 AM	5.448%	9/10/47	170,000	182,150
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	1,281	1,349
Banc of America Funding Corp., 2004-B 3A2	2.840%	12/20/34	17,042	10,218	(b)
Banc of America Funding Corp., 2005-E 8A1	2.112%	6/20/35	65,250	43,433	(b)
BCAP LLC Trust, 2006-AA1 A1	0.345%	10/25/36	1,038,329	783,735	(b)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.155%	9/25/34	325,671	327,604	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.620%	1/25/35	35,023	35,834	(b)
Bear Stearns ARM Trust, 2004-10 31A1	2.802%	1/25/35	43,454	42,979	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.347%	1/15/46	200,000	211,576	(b)
CD Commercial Mortgage Trust, 2007-CD5 AMA	6.117%	11/15/44	230,000	257,436	(b)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.435%	1/25/35	121,087	108,854	(b)(d)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	340,000	372,105	(b)
COMM Mortgage Trust, 2014-UBS3 XA, IO	1.363%	6/10/47	7,736,115	704,354	(b)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	363,640	375,603	(d)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	40,000	39,344
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	360,000	382,674
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	160,000	171,706	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	80,000	86,248	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	130,000	131,629	(d)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.395%	7/25/35	93,946	78,910	(b)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.431%	7/20/35	1,270,698	978,928	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.384%	7/20/35	69,355	60,763	(b)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	1,243,758	1,135,536
Countrywide Alternative Loan Trust, 2005-62 1A1	0.455%	12/25/35	1,010,563	869,812	(b)
Countrywide Alternative Loan Trust, 2006-0A02 A5	0.386%	5/20/46	131,336	96,442	(b)
Countrywide Alternative Loan Trust, 2007-0A2 2A1	0.285%	3/25/47	115,134	77,543	(b)
Countrywide Home Loans, 2004-R1 1AF	0.555%	11/25/34	593,759	545,820	(b)(d)
Countrywide Home Loans, 2005-R3 AF	0.555%	9/25/35	553,200	501,131	(b)(d)
Countrywide Home Loans, 2006-R2 AF1	0.575%	7/25/36	802,988	736,197	(b)(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.455%	5/25/35	90,834	80,737	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.515%	3/25/35	938,151	845,341	(b)(d)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.605%	1/15/49	489,000	535,634	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.805%	11/25/31	90,177	79,364	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.410%	6/25/34	17,300	17,176	(b)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	180,000	181,453	(d)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 23.1% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.348%	7/15/37	$1,775,173	$311,542	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.798%	10/15/41	1,437,745	268,081	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	102,161	114,673
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.659%	7/25/21	5,142,509	481,539	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.191%	4/25/20	5,748,215	291,127	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.439%	12/25/21	1,236,392	103,032	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.901%	9/25/22	991,029	57,239	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.369%	6/25/21	7,987,761	561,496	(b)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.425%	9/25/40	1,830,353	342,566	(b)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.375%	12/25/40	184,087	26,899	(b)
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.375%	1/25/41	389,358	64,274	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	473,741	542,008
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	57,418	64,247
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	70,618	64,363
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.445%	7/25/42	337,844	65,710	(b)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	2,105,408	264,312
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	423,077	471,436
Federal National Mortgage Association (FNMA), 2013-010 SJ, IO	5.995%	2/25/43	1,077,750	225,684	(b)
Federal National Mortgage Association (FNMA), 2014-47 AI, IO	1.884%	8/25/44	13,300,000	1,003,734	(b)(c)
Federal National Mortgage Association (FNMA), 2014-M5 SA, IO	4.780%	1/25/17	18,393,649	785,997	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	76,338	13,646
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	22,255	3,832
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	23,372	4,004	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	25,500	4,516	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	37,119	6,172
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	58,862	10,596
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	224,814	43,606
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	662,100	77,186

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 23.1% (continued)
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	$363,923	$75,556
FREMF Mortgage Trust, 2013-KF02 C	2.817%	12/25/45	159,514	167,854	(b)(d)
GMAC Mortgage Corp. Loan Trust, 2006-AR1 1A1	2.956%	4/19/36	1,817,699	1,650,393	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.344%	3/20/39	99,100	12,617	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.494%	1/20/40	173,941	26,616	(b)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	505,782	52,987
Government National Mortgage Association (GNMA), 2011-H01 AF	0.601%	11/20/60	1,232,326	1,232,649	(b)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.651%	4/20/61	1,911,882	1,916,466	(b)
Government National Mortgage Association (GNMA), 2014-73 IO, IO	0.897%	4/16/56	34,928,714	2,436,096	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	590,000	650,995	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.505%	1/25/35	2,043,505	1,729,874	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.505%	3/25/35	1,049,476	925,657	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.505%	9/25/35	538,430	464,157	(b)(d)
GSR Mortgage Loan Trust, 2004-14 3A2	2.832%	12/25/34	39,898	36,381	(b)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.595%	5/25/35	84,677	78,937	(b)
HarborView Mortgage Loan Trust, 2006-02	2.686%	2/25/36	112,027	89,917	(b)
HarborView Mortgage Loan Trust, 2006-13 A	0.336%	11/19/46	174,181	139,214	(b)
HarborView Mortgage Loan Trust, 2007-4 2A1	0.376%	7/19/47	90,731	80,403	(b)
HarborView Mortgage Loan Trust, 2007-7 2A1A	1.155%	10/25/37	126,328	119,079	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.895%	12/25/34	973,111	934,123	(b)
IMPAC Secured Assets Corp., 2005-2 A1	0.475%	3/25/36	300,861	228,449	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.405%	4/25/37	1,284,784	1,197,932	(b)
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.455%	7/25/35	53,314	47,980	(b)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.355%	6/25/47	102,543	80,247	(b)
Indymac Index Mortgage Loan Trust, 2007-AR07 1A1	2.779%	11/25/37	236,826	227,601	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	340,000	369,679	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.879%	2/12/51	1,910,000	2,132,918	(b)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.746%	9/25/35	1,760,000	1,668,058	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,196,979	1,071,729
La Hipotecaria SA, 2007-1GA A	4.500%	12/23/36	305,003	303,478	(b)(d)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.893%	7/15/44	2,390,000	2,658,024	(b)
LB-UBS Commercial Mortgage Trust, 2006-C6 AJ	5.452%	9/15/39	2,170,000	2,313,948	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.163%	9/15/45	2,380,000	2,699,197	(b)
Luminent Mortgage Trust, 2006-2 A1A	0.355%	2/25/46	100,537	77,058	(b)
Luminent Mortgage Trust, 2006-4 A1A	0.345%	5/25/46	87,646	71,741	(b)
Luminent Mortgage Trust, 2006-7 2A1	0.325%	12/25/36	45,068	35,625	(b)
MASTR ARM Trust, 2004-4 3A1	2.170%	5/25/34	100,428	99,957	(b)
MASTR ARM Trust, 2005-7 3A1	2.459%	9/25/35	130,243	98,208	(b)
MASTR ARM Trust, 2007-R5 A1	2.682%	11/25/35	1,253,945	926,260	(b)(d)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.325%	2/25/37	1,887,071	1,769,827	(b)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.731%	3/25/36	1,259,709	950,246	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.839%	6/12/50	240,000	266,401	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.883%	8/12/49	340,000	375,249	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 23.1% (continued)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	1.007%	1/25/29	$163,503	$4,662	(b)(e)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.871%	8/15/45	1,617,461	143,527	(b)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	222,000	218,914
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.082%	7/15/46	100,000	106,984	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.415%	3/25/36	388,839	300,802	(b)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.375%	2/25/47	373,152	120,706	(b)
Prime Mortgage Trust, 2005-2 2A1	6.792%	10/25/32	30,846	33,777	(b)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.503%	5/25/35	16,133	16,266	(b)
Regal Trust IV, 1999-1 A	2.209%	9/29/31	5,206	4,922	(b)(d)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.405%	2/25/36	745,531	509,435	(b)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.360%	9/25/46	1,912,020	1,374,645	(b)
Residential Accredit Loans Inc., 2007-QO1 A1	0.305%	2/25/47	92,425	75,188	(b)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	68,126	65,616
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	2,732,208	2,599,018
Structured ARM Loan Trust, 2005-19XS 1A1	0.475%	10/25/35	44,043	39,221	(b)
Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.271%	3/25/46	789,324	632,568	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.385%	2/25/36	195,417	159,584	(b)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.365%	4/25/36	178,999	135,501	(b)
Structured Asset Securities Corp., 2003-9A 2A2	2.358%	3/25/33	461,082	462,133	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.518%	3/25/34	298,402	300,978	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	3.817%	9/25/37	653,211	650,045	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.068%	9/25/37	98,918	103,722	(b)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	235,000	232,864	(d)
VNO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	100,000	99,032	(d)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	190,000	205,645
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.891%	4/25/47	713,431	580,834	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.931%	7/25/47	2,078,081	1,829,031	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR11	2.433%	10/25/34	786,345	792,259	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.555%	1/25/45	288,062	273,837	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.475%	7/25/45	231,196	221,649	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.435%	11/25/45	73,076	67,062	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.425%	12/25/45	87,154	82,914	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.445%	12/25/45	130,732	120,102	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.081%	8/25/46	3,920,650	2,744,831	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.081%	9/25/46	150,146	132,699	(b)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 XA, IO	1.496%	8/15/50	36,190,072	3,372,118	(b)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.581%	6/15/45	494,313	45,365	(b)(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $68,494,898)				72,632,299

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 1.2%
FINANCIALS - 1.2%
Banks - 0.9%
Achmea Bank NV, Senior Notes	3.200%	11/3/14	$397,000	$399,863	(d)
Citigroup Inc., Senior Notes	5.500%	10/15/14	756,000	763,476
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	469,500	(b)(d)(f)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,180,000	1,222,154	(d)

Total Banks				2,854,993

Capital Markets - 0.3%
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	836,000	803,497	(d)

TOTAL CORPORATE BONDS & NOTES (Cost - $3,582,971)				3,658,490

SOVEREIGN BONDS - 0.4%
Turkey - 0.4%
Republic of Turkey, Senior Notes (Cost - $1,138,849)	6.625%	2/17/45	1,150,000	1,338,312

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.3%
U.S. Government Agencies - 2.8%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	7,960,000	6,995,017
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	1,050,000	1,416,728

Total U.S. Government Agencies				8,411,745

U.S. Government Obligations - 7.5%
U.S. Treasury Bonds	3.375%	5/15/44	11,720,000	11,862,843
U.S. Treasury Notes	0.250%	10/31/15	170,000	170,113
U.S. Treasury Notes	1.625%	6/30/19	10,000,000	9,939,450
U.S. Treasury Notes	2.000%	5/31/21	80,000	78,900
U.S. Treasury Notes	2.500%	5/15/24	1,610,000	1,602,327

Total U.S. Government Obligations				23,653,633

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $31,788,810)				32,065,378

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 5-Year Notes, Call @ $120.00 (Cost - $12,119)		8/22/14	51	797

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $269,658,822)				278,187,866

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 36.4%
U.S. Government Agencies - 4.8%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $14,982,267)	0.140%	6/1/15	15,000,000	14,984,415	(g)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements - 31.6%
Barclays Capital Inc. repurchase agreement dated 7/31/14; Proceeds at maturity - $30,300,034; (Fully collateralized by U.S. government obligations, 2.125% due 8/15/21; Market value -$30,904,988)	0.040%	8/1/14	$30,300,000	$30,300,000

State Street Bank & Trust Co. repurchase agreement dated 7/31/14; Proceeds at maturity - $69,206,000; (Fully collateralized by U.S. government agency obligations, 2.110% due 11/7/22; Market value - $70,591,388)	0.000%	8/1/14	69,206,000	69,206,000

Total Repurchase Agreements (Cost - $99,506,000)				99,506,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $114,488,267)				114,490,415

TOTAL INVESTMENTS - 124.9% (Cost - $384,147,089#)				392,678,281
Liabilities in Excess of Other Assets - (24.9)%				(78,315,544)

TOTAL NET ASSETS - 100.0%				$314,362,737

(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMT	— Constant Maturity Treasury
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 5-Year Notes, Call	8/22/14	$119.00	63	$14,766
U.S. Treasury 5-Year Notes, Put	9/26/14	117.00	21	2,461
U.S. Treasury 10-Year Notes, Call	8/22/14	126.50	37	1,734
U.S. Treasury 10-Year Notes, Call	8/22/14	126.00	58	5,438
U.S. Treasury 10-Year Notes, Call	9/26/14	126.00	34	6,375
U.S. Treasury 10-Year Notes, Call	8/22/14	125.50	33	6,188
U.S. Treasury 10-Year Notes, Call	8/22/14	125.00	156	53,625
U.S. Treasury 10-Year Notes, Call	9/26/14	125.00	71	27,734
U.S. Treasury 10-Year Notes, Call	9/26/14	124.50	88	49,500
U.S. Treasury 10-Year Notes, Put	8/22/14	124.00	34	10,094
U.S. Treasury 10-Year Notes, Put	8/22/14	123.50	15	2,813
U.S. Treasury 10-Year Notes, Put	9/26/14	123.50	20	15,625
U.S. Treasury 10-Year Notes, Put	8/22/14	123.00	17	1,859
U.S. Treasury 10-Year Notes, Put	9/26/14	123.00	51	30,281
U.S. Treasury 10-Year Notes, Put	9/26/14	122.50	10	4,375
U.S. Treasury 10-Year Notes, Put	9/26/14	121.00	34	5,844
U.S. Treasury 30-Year Bonds, Call	8/22/14	138.00	18	14,062
U.S. Treasury 30-Year Bonds, Put	8/22/14	135.00	85	25,234
U.S. Treasury 30-Year Bonds, Call	8/22/14	139.00	16	7,000
U.S. Treasury 30-Year Bonds, Call	9/26/14	138.00	17	14,609
U.S. Treasury 30-Year Bonds, Put	8/22/14	137.00	15	12,891
U.S. Treasury 30-Year Bonds, Put	8/22/14	136.00	18	9,281
U.S. Treasury 30-Year Bonds, Put	9/26/14	135.00	8	8,000

TOTAL WRITTEN OPTIONS (Premiums received - $440,591)				$329,789

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$112,390,569	—	$112,390,569
Asset-backed securities	—	50,928,121	$5,173,900	56,102,021
Collateralized mortgage obligations	—	72,632,299	—	72,632,299
Corporate bonds & notes	—	3,658,490	—	3,658,490
Sovereign bonds	—	1,338,312	—	1,338,312
U.S. government & agency obligations	—	32,065,378	—	32,065,378
Purchased options	$797	—	—	797

Total long-term investments	$797	$273,013,169	$5,173,900	$278,187,866

Short-term investments†	—	114,490,415	—	114,490,415

Total investments	$797	$387,503,584	$5,173,900	$392,678,281

Other financial instruments:
Futures contracts	$687,884	—	—	$687,884

Total	$688,681	$387,503,584	$5,173,900	$393,366,165

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$329,789	—	—	$329,789
Futures contracts	248,829	—	—	248,829

Total	$578,618	—	—	$578,618

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of October 31, 2013	—	$341,201	$2,103,953	$2,445,154
Accrued premiums/discounts	$2,628	48	—	2,676
Realized gain (loss)(1)	6,296	206	—	6,502
Change in unrealized appreciation (depreciation)(2)	16,324	1,628	—	17,952
Purchases	6,491,747	—	(2,103,953)	4,387,794
Sales	(1,343,095)	(34,944)	—	(1,378,039)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(3)	—	(308,139)	—	(308,139)

Balance as of July 31, 2014	$5,173,900	—	—	$5,173,900

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2014(2)	$16,324	$1,628	—	$17,952

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered

Notes to Schedule of Investments (unaudited) (continued)

to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended July 31, 2014, see Note 3.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

Notes to Schedule of Investments (unaudited) (continued)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held written options with credit related contingent features which had a liability position of $329,789. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,860,269
Gross unrealized depreciation	(2,329,077)

Net unrealized appreciation	$8,531,192

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	209	12/15	$51,709,517	$51,672,638	$(36,879)
90-Day Eurodollar	456	6/16	112,089,932	112,107,600	17,668
U.S. Treasury 5-Year Notes	319	9/14	38,021,467	37,908,664	(112,803)
U.S. Treasury Ultra Long-Term Bonds	297	9/14	44,482,965	44,800,594	317,629

					185,615

Contracts to Sell:
90-Day Eurodollar	41	12/14	10,220,654	10,221,300	(646)
90-Day Eurodollar	351	12/16	85,932,435	85,815,113	117,322
90-Day Eurodollar	199	6/18	48,102,266	48,200,288	(98,022)
U.S. Treasury 10-Year Notes	424	9/14	52,977,435	52,834,375	143,060
U.S. Treasury 10-Year Notes	3	12/14	370,818	371,297	(479)
U.S. Treasury Long-Term Bonds	110	9/14	15,206,893	15,114,688	92,205

					$253,440

Net unrealized appreciation on open futures contracts					$439,055

During the period ended July 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	—	—
Options written	5,250	$2,247,282
Options closed	(812)	(398,221)
Options exercised	(1,416)	(643,351)
Options expired	(2,103)	(765,119)

Written options, outstanding as of July 31, 2014	919	$440,591

At July 31, 2014, the Fund held TBA securities with a total cost of $81,170,117.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

			Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$797	$(329,789)	$687,884	$(248,829)	$110,063

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$16,561
Written options	214,776
Futures contracts (to buy)	202,946,218
Futures contracts (to sell)	75,712,851

Average Notional Balance
Interest rate swap contracts†	$52,881,000

†	At July 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014